Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Goldman Sachs Lending Partners LLC

200 West Street

New York, New York 10282

Independent Accountants' Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of sustainable home improvement loans in connection with the proposed offering of GoodLeap Sustainable Home Solutions Trust 2024-1, Sustainable Home Improvement Loan Backed Notes, Series 2024-1. Goldman Sachs Lending Partners LLC (the "Company") is responsible for the information provided to us, including the information set forth in the Initial Statistical Data File and Subsequent Statistical Data File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Initial Statistical Data File and Subsequent Statistical Data File. Additionally, Goldman Sachs & Co. LLC (together with the Company, the "Specified Parties") has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 22, 2024, representatives of GoodLeap, LLC ("GoodLeap"), on behalf of the Company, provided us with a computer-generated sustainable home improvement loan data file and related record layout containing data, as represented to us by GoodLeap, on behalf of the Company, as of the close of business on January 31, 2024, with respect 6,658 sustainable home improvement loans (the "Initial Data File"). At the Company's instruction, we randomly selected 200 sustainable home improvement loans from the Initial Data File (the "Initial Sample Assets").

Further, on March 4, 2024, representatives of GoodLeap, on behalf of the Company, provided us with a supplemental data file (the "Initial Supplemental Data File") containing the ITC amount for each of the sustainable home improvement loans set forth on the Initial Data File. We were instructed by the Company to append the Initial Data File with the corresponding information set forth on the Initial Supplemental Data File. The Initial Data File, as appended, is hereinafter referred to as the "Initial Statistical Data File."

On March 20, 2024, representatives of the Company provided us with a computer-generated sustainable home improvement loan data file and related record layout containing data, as represented to us by GoodLeap, on behalf of the Company, as of the close of business on March 14, 2024, with respect 7,455 sustainable home improvement loans (the "Subsequent Data File"). At the Company's instruction, we randomly selected 43 sustainable home improvement loans from the Subsequent Data File (the "Subsequent Sample Assets"). The Initial Sample Assets and Subsequent Sample Assets are collectively and hereinafter referred to as the "Sample Assets."

Further, on April 1, 2024, representatives of GoodLeap, on behalf of the Company, provided us with a supplemental data file (the "Subsequent Supplemental Data File") containing the ITC amount for 7,450 sustainable home improvement loans, including each of the Subsequent Sample Assets. We were instructed by representatives of the Company to append the Subsequent Data File with the corresponding information set forth on the Subsequent Supplemental Data File. The Subsequent Data File, as appended, is hereinafter referred to as the "Subsequent Statistical Data File."

At the Company's instruction, we performed certain comparisons and recomputations for each of the Sample Assets relating to the sustainable home improvement loan characteristics (the "Characteristics") set forth on the Initial Statistical Data File and Subsequent Statistical Data File, as applicable, and indicated below.

Characteristics

1.	Contract ID (for informational purposes only)	16.	Current monthly payment
2.	State of contract	17.	ACH Payment (Y/N)
3.	City	18.	In-service date (PTO Date)
4.	Zip code	19.	FICO score
5.	Payment frequency	20.	Installer name
6.	Rate	21.	Solar panel manufacturer
7.	Original term (months) (origination)	22.	Inverter manufacturer
8.	Original loan amount	23.	Battery manufacturer
9.	First payment due date	24.	Current loan balance
10.	Last payment due date	25.	Remaining term of contract (months)
11.	Issuer originated asset (Y/N)	26.	Number of days past due
12.	Re-amortized monthly payment	27.	UCC filing status
13.	Target balance date	28.	ITC amount
14.	System size (kW)*	29.	# of months since PTO
15.	Contracted generation guaranteed (%)	30.	Remaining term to target balance date (months)

*For Sample Assets with an "origination date" (as set forth on the Initial Statistical Data File and Subsequent Statistical Data File) on or after January 1, 2019.

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from the "Loan Agreement."

We compared Characteristics 9. through 13. to the corresponding information set forth on or derived from the "Welcome Letter."

We compared Characteristics 14. and 15. to the corresponding information set forth on or derived from the "Purchase Agreement."

We compared Characteristics 16. through 27. to the corresponding information set forth on or derived from electronic data files from GoodLeap's loan systems, delivered by GoodLeap, on behalf of the Company, as of January 31, 2024 or March 14, 2024, as applicable (collectively, the "System File").

With respect to Characteristic 28., we recomputed the ITC amount by multiplying the (i) original loan amount (as set forth on the Loan Agreement) by (ii) "ITC percentage" (as set forth on the System File). We compared such recomputed information to the corresponding information set forth on the Initial Statistical Data File or Subsequent Statistical Data File, as applicable.

With respect to Characteristic 29., we recomputed the # of months since PTO as the number of months between (i) the in-service date (PTO Date) (as set forth on the System File) and (ii) January 31, 2024 or March 14, 2024, as applicable. We compared such recomputed information to the corresponding information set forth on the Initial Statistical Data File or Subsequent Statistical Data File, as applicable.

With respect to Characteristic 30., we recomputed the remaining term to target balance date (months) as the number of months between (i) January 31, 2024 or March 14, 2024, as applicable and (ii) the target balance date (as set forth on the Welcome Letter). We compared such recomputed information to the corresponding information set forth on the Initial Statistical Data File or Subsequent Statistical Data File, as applicable.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 6., for the Sample Assets indicated in Appendix A, we observed a difference with respect to the rate set forth on the Initial Statistical Data File when compared to the rate set forth on the Loan Agreement. For these Sample Assets, we were instructed to perform an additional procedure and compare the rate set forth on the Initial Statistical Data File to the rate set forth on the Welcome Letter;

•	with respect to our comparison of Characteristic 10., for the Sample Assets indicated in Appendix B, we observed a difference with respect to the last payment due date set forth on the Initial Statistical Data File or Subsequent Statistical Data File, as applicable, when compared to the last payment due date set forth on the Welcome Letter. For these Sample Assets, we were instructed to perform an additional procedure and compare the last payment due date set forth on the Initial Statistical Data File or Subsequent Statistical Data File, as applicable, to the last payment due date set forth on screen shots from GoodLeap's servicing system (the "Servicing System Screen Shots");

•	with respect to our comparison of Characteristic 12., for the Sample Assets indicated in Appendix C, we observed a difference with respect to the re-amortized monthly payment set forth on the Initial Statistical Data File when compared to the re-amortized monthly payment set forth on the Welcome Letter. For these Sample Assets, we were instructed to perform an additional procedure and compare the re-amortized monthly payment set forth on the Initial Statistical Data File to the re-amortized monthly payment set forth on the Servicing System Screen Shots;

•	with respect to our comparison of Characteristic 13., differences of one day or less are deemed to be "in agreement." Further, for the Sample Asset indicated in Appendix D, we observed a difference with respect to the target balance date set forth on the Initial Statistical Data File when compared to the target balance date set forth on the Welcome Letter. For this Sample Asset, we were instructed to perform an additional procedure and compare the target balance date set forth on the Initial Statistical Data File to the target balance date set forth on the Servicing System Screen Shots;

•	with respect to our comparison of Characteristic 14., differences of 0.01 kW or less are deemed to be "in agreement." Further, for the Sample Assets indicated in Appendix E, we observed a difference with respect to the system size set forth on the Initial Statistical Data File when compared to the system size set forth on the Purchase Agreement. For these Sample Assets, we were instructed to perform an additional procedure and compare the system size set forth on the Initial Statistical Data File to the system size set forth on screen shots from GoodLeap's underwriting system (the "Underwriting System Screen Shots"); and

•	with respect to our comparison of Characteristics 29. and 30., differences of one month or less are deemed to be "in agreement."

The sustainable home improvement loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company or GoodLeap, on behalf of the Company, and are collectively referred to hereinafter as the "Asset Documents." We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents. In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures' Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Statistical Data File and Subsequent Statistical Data File, were found to be in agreement with the above-mentioned Asset Documents, except as described in Appendix F. Supplemental information is contained on Appendix G.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the sustainable home improvement loans underlying the Initial Statistical Data File or Subsequent Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the sustainable home improvement loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants ("AICPA"). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Initial Statistical Data File and Subsequent Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

April 2, 2024

Appendix A to Independent Accountants' Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 2, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 6. for the following Sample Assets:

22-06-116470
22-10-094260
22-11-094787

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants' Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 2, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 10. for the following Sample Assets:

Initial Statistical Data File
22-12-097011
23-08-165071

Subsequent Statistical Data File
22-14-088531
23-08-139212
23-08-153557

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants' Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 2, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 12. for the following Sample Assets:

22-11-094787
22-15-105641
23-09-163872

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants' Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 2, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 13. for the following Sample Asset:

22-15-105641

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants' Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 2, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 14. for the following Sample Assets:

22-15-105641
23-01-149197
23-12-163423

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix F to Independent Accountants' Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 2, 2024.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in first payment due date.
2	Six differences in last payment due date.
3	Two differences in re-amortized monthly payment.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix G to Independent Accountants' Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 2, 2024.

Supplemental Information Related to the Findings Set Forth on Appendix F

Exception Description Number	Sample Asset number	Characteristic	Characteristic set forth on the Initial Statistical Data File	Characteristic set forth on or derived from the Welcome Letter
1	22-15-122798	First Payment Due Date	02/28/2023	03/01/2023
2	19-03-014905	Last Payment Due Date	07/07/2040	11/07/2039
2	21-05-047061	Last Payment Due Date	05/01/2048	08/01/2046
2	21-07-075412	Last Payment Due Date	08/14/2047	06/14/2047
2	22-01-084840	Last Payment Due Date	02/11/2048	05/11/2047
2	22-11-100993	Last Payment Due Date	02/18/2048	01/18/2048
2	22-11-114450	Last Payment Due Date	03/28/2048	09/22/2047
3	23-09-156763	Re-Amortized monthly payment	$239.01	$250.21
3	23-12-127262	Re-Amortized monthly payment	$310.14	$327.75

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.